Exhibit 10.29

PETRINA ENTERPRISES INC.
LEASE - COMMERCIAL

THIS INDENTURE made the------1st-----day of--------------June 2010------------------------------------

IN PURSUANCE OF THE “LAND TRANSFER FORM ACT”

BETWEEN

PETRINA ENTERPRISES INC.
#300 – 896 Cambie Street
Vancouver, B.C.   V6B 2P6

hereinafter called the Lessor of the FIRST PART
AND

DOMAIN HOLDINGS INC.
#307 – 780 Beatty Street
Vancouver, B.C.   V6B 2M1

hereinafter called the Lessee of the SECOND PART

WITNESSETH that in consideration of the Rents, Covenants, Conditions and Agreements hereinafter respectively reserved and contained, the said Lessor doth demise and lease unto the said Lessee, ALL AND SINGULAR those certain lands, Premises and buildings situate in:

Suite #307 – 780 Beatty Street
in the City----------------of---------------------------Vancouver---------------------in the

Province of British Columbia and known and described as

Parcel Identifier No. 004-912-667
Lot 3
Block 49
Plan 4656
District Lot 541
hereinafter called the Premises,

FROM the-----------------First (1st) -----------day of------------June-------------------------2010

FOR THE TERM OF ------------------SIX (6) MONTHS-----------------------thence ensuing such term to be fully completed and ended by November 30, 2010.------------------------------

YIELDING therefor during the said term the RENT of

---THIRTEEN THOUSAND TWO HUNDRED SIXTY-THREE AND 41/100 DOLLARS--- (PLUS GST/HST)
($ 13,263.41 +GST/HST)
payable at the office of PETRINA ENTERPRISES INC.

as follows:

One (1) payment of One Thousand Seven Hundred Sixty-Three and 41/100 Dollars + GST ($1,763.41 + GST) for the month of June 2010, Two (2) months’ rent up front in the amount of Twenty-Three Hundred Dollars + HST ($2,300.00 + HST) each month, to be applied to the last two (2) months of the lease term, and three (3) consecutive monthly installments made on the First (1st) day of each month, in the amount of Twenty-Three Hundred Dollars + HST ($2,300.00 + HST) for the months of July, August and September 2010.

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THAT THE SAID LESSEE COVENANTS WITH THE SAID LESSOR:

TO repair, reasonable wear and tear and damage by fire, lightning, tempest and earthquake excepted; AND to give the Lessor or his agent immediate notice of any defect in water, gas or other pipes or fixtures, heating apparatus, elevator, hoist, machinery or telephone, electric or other wires or fixtures;

AND that the Lessor may enter and view state of repair and that the Lessee will repair according to notice, reasonable wear and tear and damage by fire, lightning, tempest and earthquake excepted;

AND that the Lessee will leave the Premises in good repair, reasonable wear and tear and damage by fire lightning, tempest, and earthquake excepted;

AND will keep and leave whole and in good order all water, gas and electric fixtures, glass, pipes, faucets, locks, fastenings, hinges, window shades, sash cords, heating and cooling apparatus under the control of and used by the Lessee and will keep and leave all brass, copper or other metals and all windows, in on or attached to the Premises, cleaned and polished;

AND will not assign without leave; AND will not sublet without leave;

AND will not use the Premises nor allow the Premises to be used for any other purpose than that for which the Premises are hereby leased, namely:

an office

AND will not carry on nor do, nor allow to be carried on or done on the Premises any sales by auction, nor any work, business, occupation, act or thing whatever which may be or become a nuisance or annoyance to the Lessor, the public or any other occupant of the said building or which may increase the hazard of fire or liability of any kind or which may increase the premium rate of insurance against loss by fire or liability upon the said building or the Premises or invalidate any policy of insurance of any kind upon or in respect of same or which may cause or result in excessive use or waste of water or increase the amount of water rates payable in respect of the said building or the Premises;

AND will not drive nails or screws into nor drill into nor cut, mark nor in any way deface any part of the Premises;

AND will not make any alterations in the structure, plan or partitioning of the Premises nor install any plumbing, piping, wiring, or heating apparatus without the written permission of the Lessor or his agents first had and obtained and at the end or sooner determination of the said term will restore the Premises to their present condition if called upon to do so by the Lessor but otherwise all repairs, alterations, installations and additions made by the Lessee upon the Premises, except gas and electric fixtures and movable business fixtures, shall be the property of the Lessor and shall be considered in all respects as part of the Premises; AND will indemnify and save harmless the Lessor from and against all and all manner of claims for liens for wages or materials, or for damage to persons or property caused during the making of or in connection with any repairs, alterations, installations and additions which the Lessee shall make or cause to be made on the Premises; AND will allow the Lessor to post and will keep posted on the Premises any notice that the Lessor may desire to post under the provisions of the Repairers Lien Act;

AND will erect, place, use or keep in or upon the Premises only such shades, window blinds, awnings, projections, signs, advertisements, lettering, devices, notices, painting or decoration as are first approved in writing by the Lessor, and upon the expiration or determination of this lease will remove the same if required to do so by the Lessor;

AND will indemnify and save harmless the Lessor from and against any and all manner of actions or causes of action, damages, loss, costs or expenses which he may sustain, incur or be put to by reason of any advertising signs now existing or which may hereafter be erected by the Lessee upon, over, projecting from or above the said building or the Premises, and will pay the premiums charged upon any bond of indemnity or liability insurance policy in respect of such of such signs issued upon the demand of Civic, Municipal or other authorities, provided always that the Lessor shall from time to time and at all times hereafter be at liberty to examine the said signs, and that the Lessee will repair or strengthen the same upon notice from the Lessor, and if the Lessee shall fail to comply with such notice, the Lessor shall be at liberty to repair or strengthen the said signs, and the costs, charges and expense of so doing shall be forthwith paid by the Lessee to the Lessor, but the giving of such notice and the undertaking of such repairs or strengthening by the Lessor shall not be deemed an acknowledgement or admission of any liability or responsibility on the part of the Lessor;

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authorities, provided always that the Lessor shall from time to time and at all times hereafter be at liberty to examine the said signs, and that the Lessee will repair or strengthen the same upon notice from the Lessor, and if the Lessee shall fail to comply with such notice, the Lessor shall be at liberty to repair or strengthen the said signs, and the costs, charges and expense of so doing shall be forthwith paid by the Lessee to the Lessor, but the giving of such notice and the undertaking of such repairs or strengthening by the Lessor shall not be deemed an acknowledgement or admission of any liability or responsibility on the part of the Lessor;

AND will not cover nor obstruct the glass doors, partitions, transoms, windows, lights, and skylights which reflect or admit light into any passageway or other place in the said building;

AND will not bring into or upon the Premises any safe, motor, machinery or other heavy articles without the consent of the Lessor in writing first had and obtained, and will immediately make good any damage done to any part of the building or Premises by bringing in or taking away the same;

AND will provide receptacles for refuse and rubbish of all kinds, and will attend to the removal of the same from the Premises at regular intervals, and will not keep nor leave any boxes, packing material or rubbish of any kind in or near the premises or any passages connected with same.  AND will keep clean and free from any rubbish, ice or snow, all walks, passages, yards and alleys adjacent to the Premises;

AND will observe, obey and conform to and cause his employees to observe, obey and conform to all rules and regulations from time to time made by the Lessor with regard to the management, use or occupation of the said building and the Premises;

AND will comply promptly at his own expense with all laws, ordinances, regulations, requirements and recommendations of any and all Dominion, Provincial, Civic, Municipal and other authorities, or Association of Fire Insurance Underwriters or Agents and all notices in pursuance of same whether served upon the Lessor or the Lessee, and will indemnify and save harmless the Lessor from and against all and all manner of actions or causes of action, damages, loss, costs or expenses, which he may sustain, incur or be put to by reason of any neglect of same or non-compliance therewith or by reason of any defect, deficiency, disrepair, depreciation, damage or change in or to the premises, or any injury or damage to any person or to any goods and chattels contained in, upon or about the Premises, however caused;

AND will allow notices “For Sale” or “To Let” to be put and remain on the Premises in a conspicuous position for at least sixty days prior to the expiration of this Lease and will allow prospective purchasers or tenants to enter and inspect the premises on week days during the said sixty days;

AND at the expiration or sooner determination of this Lease will peaceably surrender and give up possession of the Premises without notice from the Lessor, any right to notice to quit or vacate being hereby expressly waived by the Lessee, any law, usage or custom to the contrary notwithstanding;

AND IT IS HEREBY AGREED:

THAT the whole contract and agreement between the parties hereto is set forth herein, that the Lessee has leased the Premises after examining the same, that no representations, warranties or conditions have been made other than those expressed or implied herein, and that no agreement collateral hereto shall be binding upon the Lessor unless it be made in writing and signed by the Lessor;

THAT no waiver of nor neglect to enforce the right to forfeiture of this Lease or the right of re-entry upon breach of any covenant, condition or agreement herein contained shall be deemed a waiver of such rights upon any subsequent breach of the same or any other covenant, condition or agreement herein contained;

THAT any notice to be served hereunder shall be deemed to be sufficiently served on the Lessee if addressed to the Lessee and left on the Premises;

THAT if the Lessor shall be unable to deliver possession of the Premises at the time of the commencement of the said term, neither the Lessor nor his agents shall be liable for any damage or loss caused thereby, nor shall this Lease be void or voidable, nor the date of the expiration of same be changed by reason thereof, but in such event the Lessee shall only be liable for rent at the rate hereby reserved from such time as the Lessor shall be able to deliver possession of the Premises;

THAT the Lessor shall not be responsible for any defect in or change of conditions affecting the Premises, nor for any damage to the Premises or to any person or to merchandise, goods, chattels, machinery or equipment contained therein howsoever caused;

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THAT the Lessor shall not be responsible for or in regard to the sufficiency or insufficiency of any safe or vault used by the Lessee to withstand fire, burglars or thieves, and that the use of such safe or vault is accepted by the Lessee at his own risk and without any recourse whatever against the Lessor for or on account of any loss or damage which may occur in any manner of or to any money, securities, valuables, books, papers or other property which may be placed therein by the Lessee;

THAT the Lessor shall not be responsible for any loss, damage, or expense caused by any overflow or leakage of water from any part of the said building, or any adjoining buildings, occasioned by the use, misuse or abuse of water or by the breaking or bursting of any pipes or plumbing fixtures, or in any other manner or by seepage from adjoining lands or Premises or by any accident or misadventure to or arising from the use and operation of machinery, elevator, heating apparatus, electric wiring and appliances, gas or other pipes and appliances or any fixtures or by reason of any structural defects in the building or Premises or by any other matter or thing whatsoever;

THAT the Lessor shall be under no obligation to supply water, heat, light or power to the Lessee upon the Premises;

THAT in the event of the said building or the Premises being condemned in whole or in part because of the unsafe condition thereof, this Lease shall cease and determine upon the date of such condemnation, and the Lessor shall not be responsible for any loss, damages or expense which the Lessee may suffer or incur by reason of the same;

THAT any yard, passage, alley or area connected with the said building is for the use of all the occupants of the said building and that the Lessee will not obstruct nor hinder the use of same by other occupants of the said building and their employees, agents and customers and that the Lessee will keep clean and sanitary the portion of same situated in the rear of or adjacent to the Premises;

THAT the sole and exclusive right to use or to lease to others for their use the roof or exterior side and rear walls of the said building is reserved to and retained by the Lessor;

THAT the Lessor shall have the right at any time during the said term to repair, remodel, alter, improve or add to the Premises or the whole or any part of the building of which the Premises form a part or to change the location of the entrance or entrances to the said building and the premises without compensation or responsibility to the Lessee and for such purposes, if necessary, to enter into, pass through, work upon and attach scaffolds or other temporary structures to the premises, putting the Lessee to no unnecessary inconvenience;

THAT any rights or privileges which may accrue or enure to or for the benefit of the Lessor by virtue of any law governing the relations of Landlord and Tenant not specifically mentioned herein and not inconsistent with the terms and conditions hereof and all rights of enforcement of same shall be deemed to be hereby reserved to and claimed by the Lessor;

THAT if the Lessor shall suffer or incur any damage, loss or expense or be obliged to make any payment for which the Lessee is liable hereunder by reason of any failure of the Lessee to observe and comply with any of the covenants of the Lessee herein contained then the Lessor shall have the right to add the cost or amount of any such damage, loss, expense or payment to the rent hereby reserved, and any such amount shall thereupon immediately be due and payable as rent and recoverable in the manner provided by law for the recovery of rent in arrear;

THAT in case the Premises or any part thereof shall at any time during the said term be burned down or damaged by fire so as to render the same unfit for the purpose of the Lessee, the rent hereby reserved or a proportionate part thereof according to the nature and extent of the damage sustained, shall be suspended and abated until the Premises shall have been rebuilt or made fit for the purpose of the Lessee, or at the option of the Lessor the said term shall in such case forthwith come to an end, and the Lessee shall cease to be held liable for payment of rent except such rent as shall have already accrued due, and shall be entitled to be repaid any rent paid in advance for the balance of the period so paid for in advance;

THAT whensoever the Lessor shall be entitled to levy distress against the goods and chattels of the Lessee he may use such force as he may deem necessary for that purpose and for gaining admittance to the Premises without being liable to any action in respect thereof, or for any loss or damage occasioned thereby and the Lessee hereby expressly releases the Lessor from all actions, proceedings, claims or demands whatsoever for or on account of or in respect of any such forcible entry or any loss or damage sustained by the Lessee in connection therewith.

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THAT in case the Lessee shall become insolvent or bankrupt or make an assignment for the benefit of creditors, or being an incorporated company if proceedings be begun to wind up the said company, or in case of the non-payment of rent at the times herein provided, or in case the Premises or any part thereof become vacant and unoccupied for a period of thirty days or be used by any other person or persons, or for any other purpose than as hereinbefore provided, without the written consent of the Lessor, this Lease shall, at the option of the Lessor, cease and be void, and the term hereby created expire and be at an end. Anything hereinbefore to the contrary notwithstanding, and the then current month’s rent and three months’ additional rent shall thereupon immediately become due and payable, and the Lessor may re-enter and take possession of the Premises as though the Lessee or his servants or other occupant or occupants of the premises were holding over after the expiration of the said term, and the term shall be forfeited and void;

THAT if the Lessee shall hold over and the Lessor shall accept rent after the expiration of the said term, the new tenancy thereby created shall be a tenancy from month to month and not a tenancy from year to year and shall be subject to the covenants and conditions herein contained so far as the same are applicable to a tenancy from month to month;

THAT any additional covenants, conditions, or agreements set forth in writing and attached hereto whether at the commencement of the said term or at any subsequent time and signed or initialled by the parties hereto shall be read and construed together with and as part of this Lease, provided always that when the same shall be at variance with any printed clause in this lease, such additional covenants, conditions and agreement shall be deemed to supersede such printed clause;

THAT the lease herein shall be on a Gross Lease basis;

THAT the first (1st) week of June 2010 will be free of rent;

THAT  the Tenant shall pay two (2) months rent gross up front, which is to be applied to the last two months of the lease term;

THAT the Lessee shall deliver to the Lessor:

One (1) cheque in the amount of $1,763.41 + GST ($88.17) = $1,851.58 for the month of June 2010, one (1) cheque in the amount of $4,600.00 + HST ($552.00) = $5,152.00 for the months of October and November 2010 and three (3) post-dated cheques each in the amount of:  $2,300.00 + HST ($276.00) = $2,576.00 for the months of July, August and September 2010, upon execution of this Lease;

THE LESSEE MUST PROVIDE underliners for all seating and working areas for extra protection of the floor.  Adherence to this provision will be strictly enforced by the Landlord;

THAT the Lessor agrees that the Lessee being not in default or in breach hereunder of any provisions shall have the option to renew this lease for a further SIX (6) MONTH period.  PROVIDED THAT the Lessee has duly and punctually paid the rent and observed and performed the covenants on the Lessee’s part herein contained during the term and PROVIDED THAT the Lessee delivers to the Lessor written notice of exercising the option to RENEW OR TO VACATE at least sixty (60) days prior to the expiration of the term hereof.  The Lease for the renewal period shall be on the same terms and conditions as are in this Lease EXCEPT FOR RENEWAL AND RENT;

IF THE TENANT shall continue to occupy the Premises at the expiration of this Lease with or without the consent of the Landlord and without any further written agreement the Tenant shall be a monthly Tenant at up to one hundred and fifty percent (150%) of the monthly fixed rent herein reserved for the last year of the term and otherwise on the terms and conditions herein set forth, except as to the length of tenancy;

THAT IN THE EVENT THE Lessee does not make payment of rent on or before the 1st day of each month, the Lessee will be required to pay a $20.00 penalty for each day late;

THAT IT IS UNDERSTOOD AND AGREED that the sum of TWENTY-THREE HUNDRED DOLLARS ($2,300.00) paid by the Lessee as a damage deposit (receipt whereof is hereby acknowledged) shall be refunded (with no interest) to the Lessee upon the expiration of the Lease PROVIDED that the leased Premises are returned in the same good repair and clean condition as they were at the commencement of the Lease term;

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THAT a fee $50.00 will apply to all cheques returned due to non-sufficient funds;

THAT the Lessee agrees that the damage deposit is not to be used as the last month’s rent;

THAT all alterations the Tenant makes to the unit (painting etc.) must be professionally restored to the original form prior to the expiration of the lease term, unless otherwise agreed to by the Lessor.

THAT all grants, covenants, conditions, provisoes, agreements, rights, powers, privileges and liabilities contained herein shall be read and construed as granted to, made and reserved by, imposed upon and undertaken by the parties hereto and their respective heirs, executors, administrators, successors and assigns, and that wherever the singular or the masculine pronoun is used the same shall be construed as meaning the plural or feminine or the body politic or corporate where the circumstances to require and that the Lessor may perform any act hereunder in person or by and through an agent:

PROVISO FOR RE-ENTRY BY THE LESSOR or non-payment of rent, or non-performance of covenants. The Lessor in pursuance of this proviso shall have the right to break into the Premises to obtain possessions thereof and the Lessee hereby waives all claims for damage to or loss of any of the Lessee’s property caused by the Lessor in re-entering and taking possession of the Premises:  and no action taken by the Lessor in pursuance of this proviso whether under what are generally known as summary proceedings or otherwise shall be deemed to absolve, relieve or discharge the Lessee from liability hereunder:  and this proviso shall extend and apply to all covenants whether positive or negative.

THE LESSOR COVENANTS WITH THE LESSEE for quiet enjoyment.

IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals, the day and year first above written.

SIGNED, SEALED AND DELIVERED BY THE LESSOR IN THE PRESENCE OF

Signature of Witness……………………………………….}
Street Address………………………………………….}
City...................................................................................}	/s/ Leo Poulos
Occupation……………………………………………...}	PRESIDENT

SIGNED, SEALED AND DELIVERED June 8, 2010 BY THE LESSEE IN THE PRESENCE OF

Signature of Witness……A. Laird..........………………}
Street Address…………………………………………..}
City………………………Vancouver, BC...……………}	/s/ Mark Melville
Occupation………………Office Manager..…………....}	DOMAIN HOLDINGS INC.